EXHIBIT 99.1

Town Hall Meeting - Miami, FL
October 16, 2013
PBI Town Hall

Introduction
PBI Town Hall

James Dale - CEO
Michael Romer - Managing Director
•Welcome/Disclaimer
•Goal and Format of the Town Hall Meeting
•Introductions
•Disclaimer
•Topics Covered
•Brief Address
Introduction
PBI Town Hall

Forward-Looking Statements.
In addition to historical information, this presentation contains statements relating to the
Company’s future business and financial performance and future events or developments that may constitute “forward-looking statements” within the meaning of the “safe harbor” provisions of the
United States Private Securities Litigation Reform Act of 1995. These statements are based on current expectations and assumptions that are subject to certain risks and uncertainties. These statements include forward-looking statements with respect to the Company’s business and industry in general. Statements that include the words “expect,” “intend,” “plan,” “believe,”
“project,” “forecast,” “estimate,” “may,” “should,” “anticipate” and similar statements of a future or forward-looking nature identify forward-looking statements for purposes of the federal securities laws or otherwise. Panache has made every reasonable effort to ensure that the information and assumptions on which these statements are based are current, reasonable and complete. However, a variety of factors, many of which are beyond the Company’s control, affect the Company’s operations, performance, business strategies and results and there can be no assurance that the
Company’s actual results will not differ materially from those indicated in these statements. These factors include, but are not limited to, continued compliance with governmental regulation, the ability to manage growth, requirements or changes affecting the business in which the Company is engaged, general economic and business conditions, the Company’s ability to develop and market new products and other factors described in Panache’s filings with the Securities and Exchange
Commission. The statements made herein speak only as of the date of this presentation. While
Panache makes these statements in good faith, neither Panache or its management can guarantee that anticipated future results will be achieved and the Company undertakes no obligation to update or revise its forward-looking statements to reflect events or circumstances after the date of this presentation.
Introduction
PBI Town Hall

Chairman Address
PBI Town Hall

Charles Cassel - Chairman of the Board
•Consilium Introduction
•Opportunity Panache Represented
•Role of Consilium/Chairman
Chairman Address
PBI Town Hall

Year In Review
PBI Town Hall

James Dale - CEO
•Company Objectives
•Three Phase Approach To Maturity
•Phase 1 - Building the Foundation (complete)
•Phase 2 - Organic Growth (18-24 months)
•Phase 3 - Accelerated Growth, Strategic Alliances, Exit Viability (24 - 48 months)
Business Snapshot
PBI Town Hall
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James Dale - CEO
•Phase 1 - Building the Foundation (complete)
 ✓ Portfolio Company
 ✓ Vertical Integration, Control of Supply Chain, Maximize Margin
 ✓ Infrastructure Development
 ✓ Alternative Revenue Streams
 ✓ Financial Security
Business Snapshot
PBI Town Hall
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James Dale - CEO
•Phase 2 - Organic Growth (18-24 months)
 ✓ Focus on Value Creation
 ✓ Brand Growth and Development (base brands + additional skus)
 ✓ Distillery Related Revenue Streams
•Phase 3 - Accelerated Growth, Strategic Alliances, Exit Viability (24 - 48 months)
 ✓ Explore Options to Include:
 ✓ Acquisitions
 ✓ Strategic Alliances
 ✓ Possible Brand or Company Sales
Business Snapshot
PBI Town Hall
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Brand and Distillery Overview
PBI Town Hall

PANACHE
BEVERAGE, INC.

WÓDKA
[VODKA]

ALIBI
AMERICAN WHISKEY

ALCHEMIA
INFUSED VODKA

PANACHE
DISTILLERY

PBI Town Hall

Brian Gordon - CEO, Engine Shop
•Brand Review and Strategy
 ✓ Wodka Vodka
 ✓ Alibi American Whiskey
 ✓ Alchemia Infused
•Distillery Overview
 ✓ Facility Overview
Brand and Distillery Overview

Brand Overview
PBI Town Hall

Brian Gordon - CEO, Engine Shop
•See Brand Overview Document

Distillery
PBI Town Hall

Brian Gordon - CEO, Engine Shop
•Distillery Snapshot
 ✓ 37 Miles Northwest of Tampa Airport
 ✓ 6 Acre Property
 ✓ 30,000 Square Feet - Approvals to Expand to 70,000 Square Feet
 ✓ 600,000 cs Current Capacity - Ability to Increase Increase to 3M cs
 ✓ 1,000 Square Foot Brand Center with 5,000 Square Feet of Offices

WDKA - Public Company Notes
PBI Town Hall

Charles Cassel - Chairman
•Stock Price
 ✓ Liquidity Concerns
 ✓ Expiration of Lock Up Period
•Reasons to be Optimistic
 ✓ Tangible Growth of the Business
 ✓ Possible Uplift to NASDAQ
•Focus on Value Creation
WDKA - Public Company Notes
PBI Town Hall

Q&A
PBI Town Hall